UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

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SCIENTIFIC INDUSTRIES, INC.
  (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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November 23, 2017

Dear Fellow Stockholders:

You are cordially invited to attend the 2017 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 11:00 a.m. (New York time) on Wednesday, January 17, 2018 at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2017 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the 2017 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

Thank you for your continued support.

Sincerely,

/s/ Joseph G. Cremonese
Joseph G. Cremonese
Chairman

SCIENTIFIC INDUSTRIES, INC.
80 Orville Drive, Suite 102
Bohemia, New York 11716

_____________

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

January 17, 2018

Notice is hereby given that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, January 17, 2018, at 11:00 a.m. (New York time) at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:

1. To elect two Class C Directors to the Company's Board of Directors to serve until the Company’s annual meeting of stockholders with respect to the year ending June 30, 2020 and the election and qualification of their respective successors.

2. To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.
3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
The foregoing items of business are more fully described in the accompanying proxy statement.

The Board of Directors has fixed the close of business on November 22, 2017, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.

By Order of your Board of Directors,

/s/ Robert P. Nichols
Robert P. Nichols
Secretary

Bohemia, New York
November 23, 2017

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

YOUR VOTE IS IMPORTANT

SCIENTIFIC INDUSTRIES, INC.
80 Orville Drive, Suite 102
Bohemia, New York 11716

PROXY STATEMENT
_________________

2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 17, 2018
_________________

Solicitation of Proxies

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2017 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Wednesday, January 17, 2018, at 11:00 a.m. (New York time), and at any adjournments or postponements thereof.

At the Annual Meeting, stockholders of the Company will be asked to: (1) elect two Directors of the Company to serve until the Company’s annual meeting of stockholders with respect to the fiscal year ending June 30, 2020, and the election and qualification of their successors; (2) ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018; and (3) transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Record Date, Voting Rights

Only stockholders of record of the Company’s Common Stock, par value $0.05 per share (the “Common Stock”), as of the close of business on November 22, 2017 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,494,112 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company’s Common Stock as of the Record Date is necessary to constitute a quorum. In the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes abstentions and broker “non-votes” are included. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Voting of Proxies, Revocation, Solicitation

All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies other than with respect to broker “non-votes” will be voted FOR (1) the election of the Board’s nominees, Mr. Joseph G. Cremonese and Mr. John F. F. Watkins as Class C Directors of the Company; and (2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for, against or to abstain from voting for the proposal to ratify the appointment by the Board of Directors of the Company’s independent registered public accounting firm.

A stockholder’s attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

It is anticipated that this proxy statement, the enclosed proxy card, and the Company’s Annual Report will be mailed to the Company's stockholders on or about December 11, 2017.

PRINCIPAL STOCKHOLDERS

The following table sets forth as of November 22, 2017 certain information as to each person who to the Company’s knowledge, based upon such person’s representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company’s Common Stock as of that date:

Name	Amount and Nature of Beneficial Ownership**	% of Class
James S. Segasture*	162,500 (1)	10.9%
Joseph G. Cremonese*	138,262 (2)	9.2%
Roy T. Eddleman Trustee c/o Troy Gould PC 1801 Century Park East, Ste. 1600 Los Angeles, CA 90067	124,736 (3)	8.3%
Fulcrum, Inc. 100 Delawanna Avenue Clifton, NJ 07014	117,370(4)	7.9%
Grace S. Morin*	97,450(5)	6.5%
Brookman P. March*	97,450(6)	6.5%

* His or her address is c/o Scientific Industries, Inc., 80 Orville Drive, Suite 102, Bohemia, New York 11716.

** Percentages of ownership are based upon the number of shares of Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1)
Shares owned jointly with his wife.
(2)
126,262 shares are owned jointly with his wife, 7,000 shares are owned by his wife, and 5,000 shares are issuable upon exercise of options
(3)
Based on reported on Schedule 13D filed with the Securities and Exchange Commission on July 26, 2017
(4)
Stock issued in connection with the acquisition of the Torbal division assets from Fulcrum, Inc. on February 26, 2014.
(5)
Includes 14,500 shares issuable upon exercise of options held by her husband, Mr. March.
(6)
Represents 82,950 shares owned by Ms. Morin, his wife and 14,500 shares issuable upon exercise of options.

PROPOSAL 1

ELECTION OF DIRECTORS

General

The Company's Certificate of Incorporation provides for a classified Board of Directors, consisting of three classes, each class serving a three-year term on a staggered basis. Two are Class A Directors, one is a Class B Director, and two are Class C Directors. At the Annual Meeting, the two Class C Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2020, and until their successors are duly elected and qualified. During the fiscal year ended June 30, 2017 (“fiscal 2017”), the Board held six meetings, at each of which all Directors were present. Shares of Common Stock represented by executed and returned proxies solicited by the Board of Directors will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason said nominee shall become unavailable for election, which is not now anticipated, the proxies will be voted for a substitute nominee designated by the Board of Directors.

The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker “non-votes” will be disregarded and will have no effect on the outcome of the vote.

The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.

Nominees

The Board of Directors has designated Mr. Joseph G. Cremonese and Mr. John F. F. Watkins, currently Class C directors, as their nominees for election.

Joseph G. Cremonese (age 81), a Director since November 2002 and Chairman of the Board since February 2006, has been, through his affiliate, a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of his affiliate, Laboratory Innovation Company, Ltd, which is a vehicle for the consulting services for the Company.

John F. F. Watkins (age 50), is a corporate and securities attorney and has been a member of Reitler Kailas & Rosenblatt LLC since 2002. Mr. Watkins was first elected to the Board of Directors of the Company in January 2017.

Other Directors

Helena R. Santos (age 53), a Director since 2009, has been employed by the Company since 1994, and has served since August 2002 as its President, Chief Executive Officer and Treasurer. She had served as Vice President, Controller from 1997 and as Secretary from May 2001.

James S. Segasture (age 81), a Director since 1991, has been retired for the last five years.

Grace S. Morin (age 69), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November 2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at the Pittsburgh, Pennsylvania facility as a full-time employee through March 31, 2009 and since that date as a part-time consultant.

Stock Ownership

The following table sets forth, as of November 22, 2017, relevant information as to the shares of Common Stock beneficially owned by (I) each Director of the Company, (ii) each executive officer of the Company identified in the Summary Compensation Table under “Executive Officers and Key Personnel,” and (iii) all directors and executive officers as a group.

Beneficial Owner	Number	Percentage
Joseph G. Cremonese	138,262 (1)	9.2%
Grace S. Morin	97,450 (2)	6.5%
James S. Segasture	162,500 (3)	10.9%
Helena R. Santos	40,779 (4)	2.7%
Robert P. Nichols	27,897 (5)	1.9%
Brookman P. March	97,450 (6)	6.5%
Karl D. Nowosielski	34,183 (7)	2.2%
All current directors and executive officers as a group (8 persons)	501,071(8)	33.4%

(1) 126,262 shares are owned jointly with his wife, 7,000 shares are owned by his wife, and 5,000 shares are issuable upon exercise of options.
(2) Includes 14,500 shares issuable upon exercise of options held by her husband, Mr. March.
(3) Shares owned jointly with his wife.
(4) Includes 25,000 shares issuable upon exercise of options.
(5) Includes 9,500 shares issuable upon exercise of options.
(6) Represents 82,950 shares owned by Ms. Morin, his wife and 14,500 shares issuable upon exercise of options.
(7) Includes 9,683 stock issued in connection with the acquisition of the Torbal Division in February 2014. Includes 24,500 shares issuable upon exercise of options.
(8) Includes 78,500 shares issuable upon exercise of options.

Board Committees

The Company’s Stock Option Committee administers the Company’s 2012 Stock Option Plan. The members of the committee are non-management Directors of the Company – James S. Segasture and Joseph G. Cremonese. The members of the Committee serve at the discretion of the Board. During fiscal 2017 the Stock Option Committee held one meeting.

Grace S. Morin and James S. Segasture are the current members of the Company’s Compensation Committee serving at the discretion of the Board. The Committee administers the Company’s compensation policies. During fiscal 2017, the Compensation Committee held one meeting.

The Board of Directors acts as the Company’s Audit Committee, which in its function as the Committee, held six meetings during fiscal 2017. Ms. Santos and Ms. Morin, who are not “independent” are “financial experts” as defined by the Securities and Exchange Commission.

Directors’ Compensation and Options

DIRECTORS’ COMPENSATION
For the Year Ended June 30, 2017

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards($) (d)	Non-Equity Incentive Plan Comp-ensation ($) (e)	Changes in Pension Value and Non-qualified Deferred Compens-ation Earnings ($) (f)	Non-qualified Deferred Comp-ensation Earnings ($) (g)	All Other Comp- ensation ($) (h)	Total ($) (i)
Joseph G.Cremonese	35,900	0	0	0	0	0	43,200 (1)	79,100
Roger B. Knowles (3)	4,000	0	0	0	0	0	0	4,000
Grace S.Morin	18,100	0	0	0	0	0	5,200 (2)	23,300
James S.Segasture	18,100	0	0	0	0	0	0	18,100
John F.F. Watkins (3)	7,600	0	0	0	0	0	0	7,600

(1) Represents amount paid to his affiliate pursuant to a marketing consulting agreement (see “Related Transactions”).

(2) Represents compensation received for her administrative services as a consultant for Altamira
      (see “Related Transactions”).

(3) On January 19, 2017 Mr. Knowles resigned and Mr. Watkins became his duly elected successor.

            The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $2,200 and $1,800 for each meeting attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings. Mr. Cremonese, as Chairman of the Board receives an additional fee of $1,600 per month. During fiscal 2017, total director compensation to non-employee Directors aggregated $132,100, including the consulting fees paid to Mr. Cremonese’s affiliate, and to Ms. Morin.

            Since December 1, 2003, Mr. Joseph G. Cremonese, has been awarded a total of 45,000 stock options under the Company's 2002 and 2012 Stock Option Plans of which 5,000 remain unexercised. None of the other directors have options outstanding.

Executive Officers and Key Personnel

            See above for the employment history of Ms. Santos.

            Robert P. Nichols (age 56), is the President of the Genie Products Division of the Benchtop Laboratory Equipment Operations and Corporate Secretary and has been employed by the Company since February 1998. Previously, he had been since May 2001, the Company’s Vice President of Engineering.

            Brookman P. March (age 72), has been since July 1, 2017 Vice President of Corporate Development and Strategy and Vice President of Sales of Altamira. Previously he had been President and Director of Sales and Marketing of Altamira. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company    in 2006. Mr. March is the husband of Ms. Morin, a Director of the Company.

            Karl D. Nowosielski (age 37), is the President of the Torbal Products Division of the Benchtop Laboratory Equipment Operations and Director of Marketing for the Company. He had been until February 2014 Vice President of Fulcrum, Inc. (the seller of the Torbal Products Division assets) since 2004.

           The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer. Executive compensation, in all instances except for the compensation for the Chief Executive Officer (“CEO”), is based on recommendations from the CEO. The CEO makes a determination by comparing the performance of each executive being reviewed with objectives established at the beginning of each fiscal year and with objectives established during the business year with regard to the success of the achievement of such objectives and the successful execution of management targets and goals.

           With respect to the compensation of the CEO, the Committee considers performance criteria, 50% of which is related to the direction, by the CEO, of the reporting executives, the establishment of executive objectives as components for the successful achievement of Company goals and the successful completion of programs leading to the successful completion of the Business Plan for the Company and 50% is based on the achievement by the Company of its financial and personnel goals tempered by the amount of the income or loss of the Company during the fiscal year.

           The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the Committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements and grants of stock options to retain qualified personnel.

        Compensation for each of its executive officers provided by their employment agreements were based on the foregoing factors and the operating and financial results of the segments under their management.

The following table summarizes all compensation paid by the Company to each of its executive officers for the fiscal years ended June 30, 2017 and 2016.

SUMMARY COMPENSATION TABLE

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non- Equity Incentive Plan Comp- ensation ($) (g)	Non- Qualified Deferred Compen-sation Earnings ($) (h)	Changes in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Comp- ensation ($) (i)	Total ($) (j)
Helena R. Santos, CEO, President, CFO	2017	162,000	20,000	0	0	0	0	0	6,500 (1)	188,500
	2016	157,100	0	0	0	0	0	0	6,300 (1)	163,400

Brookman P. March, Vice President Corporate Strategy, VP, Sales of Altamira	2017	147,000	10,000	0	500(2)	0	0	0	5,900(1)	162,900
	2016	142,800	0	0	1,200(2)	0	0	0	5,700(1)	149,700

Robert P. Nichols, President of Genie Division and Corporate Secretary	2017	146,000	10,000	0	500(2)	0	0	0	5,800(1)	162,300
	2016	141,800	0	0	1,200(2)	0	0	0	5,700(1)	148,700

Karl D. Nowosielski, President of Torbal Division and Director of Marketing	2017	143,000	10,000	0	1,200(3)	0	0	0	5,700(1)	159,900
	2016	141,900	0	0	9,500(3)	0	0	0	5,700(1)	157,100

(1) The amounts represent the Company’s matching contribution under the Company’s 401(k) Plans.

(2) The amounts represent compensation expense for the 2014 stock options granted valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The 2014 option was valued at a total of $3,500 of which $500 and $1,200 was expensed in fiscal 2017 and 2016 respectively.

(3) The amounts represent compensation expense for the 2017, 2016 and 2015 stock options granted as part of his employment agreement, valued utilizing the Black-Scholes-Merton options pricing model, disregarding estimates of forfeitures related to service-based vesting considerations. The options were valued at a total of $10,500, $9,500 and $7,100, respectively.

GRANTS OF PLAN-BASED AWARDS IN FISCAL YEAR ENDED JUNE 30, 2017

Name (a)	Grant Date (b)	Estimated Future Payouts Under Non-Equity Incentive Plan $ (c)	Estimated Future Payouts Under Equity Incentive Plan $ (d)	All Other Stock Awards: Number Of Shares Of Stock Or Units (#) (e)	All Other Option Awards: Number Of Securities Underlying Options (#) (f)	Exercise Or Base Price Of Option Awards ($/Sh) (g)	Grant Date Fair Value of Stock And Option Awards (h)
Karl D. Nowosielski	02/26/17	0	0	0	6,000	2.91	10,500

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Option Awards
Name (a)	Number of Securities Under- lying Unexercised Options (#) Exercisable (b)	Number of Securities Under- lying Unexercised Options (#) Unexerci- sable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Brookman P. March	7,000	0	0	3.71-3.96	05/2022-12/2023
Robert P. Nichols	2,000	0	0	3.50	12/2023
Karl D. Nowosielski	6,333	10,667	0	3.05-4.05	02/2024-02/2027

There were no options exercised by officers during fiscal 2017.

Employment Agreements

 On July 1, 2017, the Company entered into a new employment agreement with Ms. Helena R. Santos through June 30, 2020 with the option to extend for two additional one-year periods. The agreements provide for an annual base salary for the fiscal year ending June 30, 2018 of $175,000 with annual increases thereafter of 3% per annum or the percentage increase, if any, in the Consumer Price Index, whichever is higher. The agreement also provides for a bonus of $25,000 for the fiscal year ending June 30, 2018 and on a discretionary basis thereafter. A bonus of $20,000 was awarded during fiscal 2017 and no bonus was awarded during fiscal 2016. The agreement also provides for the grant of stock options to purchase 25,000 shares during fiscal year ending June 30, 2018, subject to continued employment.

On July 1, 2017, the Company also entered into a new employment agreement with Mr. Robert P. Nichols through June 30, 2020 with the option to extend for two additional one-year periods. The agreement provides for an annual base salary for the fiscal year ending June 30, 2018 of $153,000 with annual increases thereafter of 3% per annum or the percentage increase, if any, in the Consumer Price Index, whichever is higher. The agreement also provides for a bonus of $10,000 for the fiscal year ending June 30, 2018 and on a discretionary basis thereafter. A bonus of $10,000 was awarded during fiscal 2017 and no bonus was awarded during fiscal 2016. The agreement also provides for the grant of stock options to purchase 7,500 shares during fiscal year ending June 30, 2018, subject to continued employment.

On July 1, 2017, the Company also entered into a new employment agreement with Mr. Brookman P. March through June 30, 2020 with the option to extend for two additional one-year periods. The agreement provides for an annual base salary for the fiscal year ending June 30, 2018 of $155,000 with annual increases thereafter of 3% per annum or the percentage increase, if any, in the Consumer Price Index, whichever is higher. The agreement also provides for a bonus of $10,000 for the fiscal year ending June 30, 2018 and on a discretionary basis thereafter. A bonus of $10,000 was awarded during fiscal 2017 and no bonus was awarded during fiscal 2016. The agreement also provides for the grant of stock options to purchase 7,500 shares during fiscal year ending June 30, 2018, subject to continued employment. Mr. March is the husband of Grace S. Morin, a Director of the Company and of Altamira and a former principal stockholder of Altamira.

On July 1, 2017, the Company also entered into a new employment agreement with Mr. Karl Nowosielski through June 30, 2020 with the option to extend for two additional one-year periods. The agreement provides for an annual base salary for the fiscal year ending June 30, 2018 of $157,000 with annual increases thereafter of 4% per annum. The agreement also provides for a bonus of $10,000 for the fiscal year ending June 30, 2018 and $10,000 for each subsequent year, provided a minimum 5% increase in the EBITDA of the Torbal Products Division is achieved. A bonus of $10,000 was awarded during fiscal 2017 and no bonus was awarded during fiscal 2016. The agreement also provides for the grant of stock options to purchase 7,500 shares during fiscal year ending June 30, 2018, subject to continued employment.

The employment agreements for Ms. Santos, Mr. Nichols, Mr. March, and Mr. Nowosielski contain confidentiality and non-competition covenants. The employment agreements for all the named executives above contain termination provisions stipulating that if the Company terminates the employment other than for death, disability, or cause (as such term is defined therein), or if the relevant employee resigns for “good reason” (as such term is defined therein), the Company shall pay severance payments equal to one year’s salary at the rate of the compensation at the time of termination, and continue to pay the regular benefits provided by the Company for a period of one year from termination. Ms. Santos’ employment agreement also contains a provision that within one year of a change of control, if either the Company terminates her employment for any reason other than for “cause” or she terminates her employment for “good reason”, she will have the right to receive a lump sum payment equal to three times the average of her total annual compensation paid for the last five years immediately preceding such termination, minus $1.00.

Related Transactions

Mr. Joseph G. Cremonese, a Director since November 2002, through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company since January 1, 2003 pursuant to a consulting agreement expiring December 31, 2017. The agreement currently provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services for a monthly payment of $3,600. The agreement contains confidentiality and non-competition covenants. The Company paid fees of $43,200 pursuant to the agreement for each of fiscal 2017 and 2016.

Ms. Grace S. Morin, was elected a Director in December 2007 following the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Up until March 31, 2009, Ms. Morin had been employed by Altamira as an administrative employee. Since April 1, 2009, she has provided consulting services on a part-time basis pursuant to an agreement expiring December 31, 2017 at the rate of $85 per hour, resulting in payments of $5,200 and $5,800 for fiscal 2017 and fiscal 2016, respectively. The agreement contains confidentiality and non-competition covenants.

Section 16(a) Reporting

The Company believes that, for the year ended June 30, 2017, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

PROPOSAL 2

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, subject to stockholders’ approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the “Firm”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes “against” the proposal. Broker “non-votes” will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either “for” or “against”.

Stockholder ratification of the appointment is not required by the Company’s Certificate of
Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors, determines that such a change would be in the best interest of the Company and its stockholders.

The following is a description of the fees incurred by the Company for services by the firm of Nussbaum Yates Berg Klein & Wolpow, LLP (the “Firm”) during fiscal 2017 and fiscal 2016.

The Company incurred for the services of the Firm fees of approximately $69,000 and $67,000 for fiscal 2017 and fiscal 2016, respectively, in connection with the audit of the Company’s annual financial statements and quarterly reviews; and $6,000 for each fiscal year for the preparation of the Company’s corporate tax returns.

In approving the engagement of the independent registered public accounting firm to perform the audit and non-audit services, the Board of Directors as the Company’s audit committee evaluates the scope and cost of each of the services to be performed including a determination that the performance of the non-audit services will not affect the independence of the firm in the performance of the audit services.

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2018.

OTHER MATTERS

The Board of Directors are not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.

ADDITIONAL INFORMATION

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2017, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 28, 2017. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation. Certain information included herein is incorporated in the Report by reference.

STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company intended to be presented at the Company’s Annual Meeting of Stockholders following the year ending June 30, 2018 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than July 11, 2018.

EXPENSES AND SOLICITATION

The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.

By Order of your Board of Directors,

/s/ Robert P. Nichols
Robert P. Nichols
Secretary

Bohemia, New York
November 23, 2017

SCIENTIFIC INDUSTRIES, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
January 17, 2018
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints James S. Segasture and Helena R. Santos, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share (“Common Stock”), of Scientific Industries, Inc., a Delaware corporation (the “Company”), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2017 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), to be held at La Quinta Inn & Suites, 10 Areo Road, Bohemia, New York, on Wednesday, January 17, 2018 at 11:00 a.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

1. Election of Class C Directors:	JOSEPH G. CREMONESE	JOHN F. F. WATKINS

	FOR both nominees ☐	WITHHOLD for both nominees ☐

If you wish your shares voted FOR one of the nominees, draw a line through that person's name above.

2. Ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018.

FOR ☐	AGAINST ☐	ABSTAIN ☐

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

The Board of Directors recommends the vote FOR the election of the named nominees for Class C Directors and proposal 2.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED  NOMINEES AND TO APPROVE PROPOSAL NO. 2.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder’s attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder. (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.)

Dated:
Signature

Signature, if held by joint owners

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.